UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2021 two

(Exact name of registrant as specified in charter)

Cayman Islands	001-40292	98-1577238
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

	16 Funston Avenue, Suite A The Presidio of San Francisco San Francisco, California	94129
	(Address of principal executive offices)	(Zip Code)

(415) 480-1752

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TWOA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On April 1, 2021, two (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 Class A ordinary shares, par value of $0.0001 per share (the “Class A ordinary shares”), at an offering price of $10.00 per share, and a private placement with two sponsor of 600,000 private placement shares at a price of $10.00 per share (the “Private Placement”).

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $200,000,000 in the aggregate (the “Offering Proceeds”), were placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee, established for the benefit of the public shareholders of the Company. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund franchise and income taxes payable, none of the funds held in the trust account will be released (1) to the Company, until the completion of the Company’s initial business combination, or (2) to the public shareholders of the Company, until the earliest of (a) the completion of the Company’s initial business combination, and then only in connection with those Class A ordinary shares that such shareholders properly elect to redeem, (b) the redemption of any Class A ordinary shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to provide holders of the Class A ordinary shares the right to have their shares redeemed in connection with the Company’s initial business combination, or to redeem 100% of the Class A ordinary shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of the Class A ordinary shares or pre-initial business combination activity, and (c) the redemption of all of the Class A ordinary shares sold in the IPO if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

An audited balance sheet as of April 1, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Audited Balance Sheet as of April 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2021	two

	By:	/s/ Kevin Hartz
	Name:	Kevin Hartz
	Title:	Co-Chief Executive Officer